UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 23, 2005

BearingPoint, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31451	22-3680505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1676 International Drive

McLean, VA 22102

(Address of principal executive offices)

Registrant’s telephone number, including area code (703) 747-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Principal Officer; Appointment of Principal Officer

(b) Departure of Principal Officer

BearingPoint, Inc. (the “Company”) announced today that Joseph Corbett, its Executive Vice President and Chief Financial Officer, has resigned effective as of May 24, 2005.

(c) Appointment of Principal Officer

Effective as of May 24, 2005, Harry L. You, the Company’s Chief Executive Officer, will serve as its interim Chief Financial Officer until the appointment of a permanent Chief Financial Officer.

For a description of Mr. You’s background information and employment arrangement with the Company, see the Form 8-K filed with the Securities and Exchange Commission on March 23, 2005, which information is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2005	BearingPoint, Inc.

	By:	/s/ Harry L. You
Harry L. You
Chief Executive Officer